JULY 2010 AMENDMENT
TO THE
STOCK PURCHASE, LOAN AND SECURITY AGREEMENT

This July 2010 Amendment to the Stock Purchase, Loan and Security Agreement (the “Amendment”) dated effective as of July 6, 2010, is by and among a majority of Investors and Beamz Interactive, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, Investors and the Company are parties to that certain Stock Purchase, Loan and Security Agreement, dated as of January 28, 2009, as amended (the “Stock Purchase Agreement”); and

WHEREAS, the Company is undertaking an offering of up to $1,000,000 of bridge notes and shares of common stock pursuant to a Bridge Loan, Stock Purchase and Security Agreement (the “Bridge Loan Agreement”), and as a requirement thereof, the holders of Notes must agree to subordinate the Notes to the Senior Secured Promissory Notes to be issued under the Bridge Loan Agreement (the “Bridge Notes”); and

WHEREAS, the Company and the undersigned Investors desire to amend Section 8.11 of the Agreement to clarify such Section;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Amendments to Stock Purchase Agreement. Pursuant to Section 8.11 of the Stock Purchase Agreement, the Company and a majority of Investors hereby agree that the Stock Purchase Agreement is hereby amended as follows:

(a)         The security interest granted to Investors pursuant to Article 3 of the Stock Purchase Agreement is hereby subordinated to the security interest granted to the holders of the Bridge Notes under the Bridge Loan Agreement, and the Company is authorized, empowered and directed, for any on behalf of the Investors to make any filing required by the holders of Bridge Notes to evidence such subordination.

(b)         Section 6(d) is hereby amended to permit the issuance of the Bridge Notes and the creation of the first lien on the Collateral in favor of the holders of Bridge Notes.

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(c)           Section 8.11 is hereby amended and restated to read in its entirety as follows:

  “8.11 Entire Agreement; Modification. This Agreement and the other Transaction Documents collectively constitute the entire and final agreement among the Parties with respect to the subject matter hereof, and supersede and replace all prior agreements, understandings, commitments, communications and representations made between the Parties, whether written or oral, with respect to the subject matter hereof. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by Investors loaning at least a majority of the principal amount of the Notes and the Company.”

2.           Miscellaneous.

(a)         This Amendment shall be governed by the laws of the State of Arizona.

(b)         Paragraph headings are inserted herein for convenience only and do not form a part of this Amendment.

(c)         Except as specifically provided herein, the Stock Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and undersigned Investors have executed this Amendment as of the date first above written.

BEAMZ INTERACTIVE, INC.

By:
Charles R. Mollo, Chief Executive Officer

INVESTORS:

[See attached signature pages]

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SIGNATURE PAGE OF INVESTOR TO
THE AMENDMENT
TO THE
STOCK PURCHASE, LOAN AND SECURITY AGREEMENT

The undersigned Investor hereby executes and delivers this signature page to that certain Amendment to the Stock Purchase, Loan and Security Agreement, dated as of July ___, 2010 (the “Amendment”), by and among Beamz Interactive, Inc., a Delaware corporation (the “Company”) and the Investors hereby executing the Amendment. Each capitalized term used herein but not expressly defined shall have the meaning given to such term in the Amendment.

Executed as of ___________________, 2010.

If undersigned is an entity:

(Print Name of Entity)

By:
Printed:
Title:

If undersigned is an individual:

By:
Printed:

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